UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2024

PAMT CORP

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

P.A.M. TRANSPORTATION SERVICES, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PAMT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

As previously reported, at the annual meeting of shareholders of P.A.M. Transportation Services, Inc. (the “Company”) held on October 31, 2024 (the “Annual Meeting”), the Company’s shareholders approved the proposed change of the Company’s state of incorporation from Delaware to Nevada (the “Redomestication”) by means of a plan of conversion (the “Plan of Conversion”) whereby the Company would convert from a Delaware corporation to a Nevada corporation under the new corporate name of PAMT CORP, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 20, 2024 (the “Proxy Statement”). The Redomestication approved by the Company’s shareholders at the Annual Meeting included approval of the proposed Articles of Incorporation (the “Nevada Articles”) and Bylaws (the “Nevada Bylaws”) of PAMT CORP, each as were set forth in the appendices to the Proxy Statement.

On November 7, 2024, the Company effected the Redomestication by filing, among other things, Articles of Domestication and the Nevada Articles of PAMT CORP with the Secretary of State of the State of Nevada, as well as a Certificate of Conversion with the Secretary of State of the State of Delaware. Upon the effectiveness of the Redomestication:

•	The Company’s domicile changed from the State of Delaware to the State of Nevada;
•	The name of the Company changed from P.A.M. Transportation Services, Inc. to PAMT CORP;
•	The affairs of the Company ceased to be governed by the Delaware General Corporation Law and the Company’s existing Amended and Restated Certificate of Incorporation, as amended, and Second Amended and Restated By-Laws, and instead became governed by the Nevada Revised Statutes, the Nevada Articles and the Nevada Bylaws;
•	The Company continued to possess all of the same properties, have all of the same debts, liabilities and obligations, and have the same officers and directors as immediately prior to the Redomestication;
•	Each issued and outstanding share of common stock of the Company remained unchanged and continued to represent one issued and outstanding share of common stock of the Company as a Nevada corporation;
•	All stock options, restricted shares of common stock or other restricted equity awards outstanding and unexercised or unvested as of the date of the Redomestication remained in effect upon the same terms and conditions as were in effect immediately prior to the Redomestication; and
•	Each employee benefit, stock option or other similar plan of the Delaware corporation continued to be an employee benefit, stock option or other similar plan of the Nevada corporation.

The Redomestication did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s current employees, including management. The Redomestication did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Redomestication. The daily business operations of the Company will continue as they have been conducted prior to the Redomestication. The consolidated financial condition and results of operations of the Company immediately after consummation of the Redomestication remains the same as immediately before the Redomestication.

In connection with the Redomestication, the Company’s authorized shares of common stock increased from 50,000,000 shares to 100,000,000 shares as provided in the Nevada Articles. However, the number of outstanding shares of the Company’s common stock did not change as a result of the Redomestication. Upon the effectiveness of the Redomestication, each outstanding share of common stock of the Delaware corporation automatically converted into one outstanding share of common stock of the Nevada corporation. Securityholders do not have to exchange their existing stock certificates for new stock certificates. Upon the effectiveness of the Redomestication, each outstanding stock option and each unvested share of restricted stock or other right to acquire shares of common stock of the Delaware corporation automatically became a stock option, restricted share or other right to acquire an equal number of shares of common stock of the Nevada corporation under the same terms and conditions. The Company’s common stock will continue to be traded on The Nasdaq Global Market under the new corporate name PAMT CORP and new trading symbol “PAMT.”

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Certain rights of the Company’s shareholders were changed as a result of the Redomestication. More detailed descriptions of the Plan of Conversion, Nevada Articles, Nevada Bylaws, and the effects of the Redomestication, are set forth in the Proxy Statement under “Proposal Three – Approval of Redomestication to Nevada by Conversion” and “Proposal Four – Approval of Increase in Authorized Shares of the Company’s Common Stock from 50,000,000 to 100,000,000 in the Proposed Nevada Articles of Incorporation,” which descriptions are incorporated herein by reference. Copies of the Plan of Conversion, Nevada Articles and Nevada Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing description of the Redomestication, the Nevada Articles, the Nevada Bylaws and the impact of the Redomestication does not purport to be complete and is qualified in its entirety by reference to the information disclosed herein and the exhibits filed as part of this Current Report on Form 8-K, all of which are incorporated herein by reference, and to the Nevada Revised Statutes.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required, the information set forth above under Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On November 7, 2024, the Company issued a press release announcing that the Company had redomesticated from Delaware to Nevada and changed its name to PAMT CORP. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Plan of Conversion
3.1	Articles of Incorporation of PAMT CORP
3.2	Bylaws of PAMT CORP
99.1	Press Release dated November 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAMT CORP
(Registrant)

Date: November 12, 2024	By:	/s/ Lance K. Stewart
Lance K. Stewart Vice President of Finance, Chief Financial Officer, and Treasurer

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